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                             PIPER GLOBAL FUNDS INC.

                      Supplement dated December 12, 1996 to
                        Prospectus dated October 28, 1996

SPECIAL OFFERING PERIOD EXTENDED

     The Special Offering Period referred to on page 3 and discussed in detail on page 26 of the Prospectus has been extended through February 14, 1997.

PORTFOLIO MANAGER CHANGE

     Effective December 2, 1996, Richard D. Muckart assumed primary responsibility for the day-to-day management of Pacific-European Growth Fund and Emerging Markets Growth Fund. Mr. Muckart's biographical information is on page 24 of the Prospectus.